Share capital and share premium	12 Months Ended
Dec. 31, 2020
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Share capital and share premium
27. Share capital and share premium

	Number of shares 000s	Share capital £m	Share premium £m
At 1 January 2019	781,078	195	2,607
Issue of ordinary shares – share option schemes	1,021	—	7
Purchase of own shares	—	—	—

At 31 December 2019	782,099	195	2,614
Issue of ordinary shares – share option schemes	1,236	—	6
Purchase of own shares	(30,077)	(7)	—

At 31 December 2020	753,258	188	2,620

The ordinary shares have a par value of 25p per share (2019: 25p per share). All issued shares are fully paid. All shares have the same rights.
A £350m share buyback programme was announced January 2020, the programme was later paused due to the impact of COVID-19. The original intention was to buyback approximately £350m of shares and at the date of pausing the programme approximately 30m shares had been bought back and cancelled at a cost of £176m. There are currently no plans to resume the share buyback programme. The shares bought back have been cancelled and the nominal value of these shares transferred to a capital redemption reserve. The nominal value of shares cancelled at 31 December 2020 was £18m (2019: £11m).
The Group manages its capital to ensure that entities in the Group will be able to continue as a going concern while maximising the return to shareholders through the optimisation of the debt and equity balance.
The capital structure of the Group consists of debt (see note 18), cash and cash equivalents (see note 17) and equity attributable to equity holders of the parent, comprising issued capital, reserves and retained earnings.

The Group reviews its capital structure on a regular basis and will balance its overall capital structure through payments of dividends, new share issues as well as the issue of new debt or the redemption of existing debt in line with the financial risk policies outlined in note 19.